UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 3, 2017

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building, Suite 300 Little Rock, Arkansas 72211
(Address of Principal Executive Offices)

(501) 850-0820
(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.01 hereof are hereby incorporated by reference into this Item 1.01.

On July 3, 2017, Uniti Group Inc., a Maryland corporation (“Uniti”), as general partner, and Uniti Group LP LLC, a Delaware limited liability company as limited partner, entered into an Amended and Restated Agreement of Limited Partnership (the “Operating Partnership LPA”) of Uniti Group LP (the “Operating Partnership”).  Pursuant to the Operating Partnership LPA, limited partners generally will not have any right to participate in or exercise control or management over the business and affairs of the Operating Partnership and will have no power to remove the general partner.  The Operating Partnership LPA designates two classes of units of limited partnership interest in the Operating Partnership: the Partnership Common Units (the “OP Units”) and the Partnership Convertible Preferred Units. Initially, each OP Unit will be exchangeable on a one-for-one basis for shares of Uniti’s common stock, par value $0.0001 per share (the “Common Stock”), or, at Uniti’s election, for cash of equivalent value.

The foregoing description of the Operating Partnership LPA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Operating Partnership LPA, filed as Exhibit 1.1 hereto and incorporated herein by reference.  For more information, please see our Current Report on Form 8-K filed on May 9, 2017, and incorporated herein by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On July 3, 2017 (the “Closing Date”), Uniti consummated the transaction contemplated by that certain Membership Interests Purchase Agreement, dated as of April 7, 2017, as amended (the “Purchase Agreement”), by and between Uniti, Uniti Fiber Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Uniti (the “SL Buyer”), and SLF Holdings, LLC, an Alabama limited liability company (“SLF”).

Pursuant to the Purchase Agreement, on the Closing Date, Uniti indirectly acquired from SLF all of the outstanding membership interests (the “SL Membership Interests”) of Southern Light, LLC, an Alabama limited liability company (“Southern Light”).  Subject to the terms and conditions of the Purchase Agreement, (i) SLF contributed a portion of the SL Membership Interests to the Operating Partnership in exchange for the issuance by the Operating Partnership of approximately 2.5 million OP Units, and (ii) the SL Buyer purchased from SLF all of the remaining SL Membership Interests in exchange for approximately $635,000,000 in cash, including the payoff of existing indebtedness and unpaid transaction expenses of Southern Light.  The OP Units are exchangeable on a one-for-one basis for shares of Common Stock or cash or equivalent value, at our election, on the terms and subject to the conditions set forth in the Operating Partnership LPA.  For more information, please see our Current Report on Form 8-K filed on May 9, 2017.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 2.1 to our report on Form 8-K filed on April 11, 2017, and incorporated herein by reference.

Item 8.01                                           Other Events.

The disclosures set forth in Item 2.01 hereof are hereby incorporated by reference into this Item 8.01.

On the Closing Date, Uniti consummated its previously announced acquisition of Hunt Telecommunications, LLC (“Hunt”). Upon closing of the transaction, all outstanding equity interests of Hunt were converted into the right to receive initial consideration of $170,000,000 in cash and approximately 1.6 million OP Units. An additional $15,000,000 in shares of Common Stock will become payable during the approximately 18 months following closing if and when certain performance targets are achieved.

On the Closing Date, Uniti filed a prospectus supplement (the “Prospectus Supplement”) covering the offer and sale from time to time of up to 2,528,199 shares of Common Stock that may be acquired by the selling stockholder identified therein (the “Selling Stockholder”) upon the conversion of the OP Units held by such Selling Stockholder. The Selling Stockholder acquired such OP Units in connection with the consummation of the acquisition of Southern Light as described above.  Attached to this Current Report on Form 8-K is the legal opinion and consent of Uniti’s counsel, Kutak Rock LLP, regarding the legality of the Common Stock covered by the Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

The unaudited consolidated financial statements of Southern Light as of March 31, 2017 and for the three months ended March 31, 2017 and 2016 are attached hereto as Exhibit 99.1.  The audited consolidated financial statements of Southern Light as of December 31, 2016 and 2015 and for each other two years in the period ended December 31, 2016, were previously filed as Exhibit 99.1 to Uniti’s Current Report on Form 8-K filed with the SEC on April 11, 2017, and are incorporated herein by reference.

(b)                                 Pro forma financial information.

Uniti’s unaudited pro forma condensed combined financial information and notes thereto relating to the acquisition of Southern Light as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016 are attached hereto as Exhibit 99.2.

(d)                                 Exhibits.

2.1*	Amended and Restated Agreement of Limited Partnership of Uniti Group LP, dated July 3, 2017, by and between Uniti and Uniti Group LP LLC.
5.1*	Opinion of Kutak Rock LLP.
23.1*	Consent of Kutak Rock LLP (included in Exhibit 5.1).
99.1*	Southern Light, LLC Unaudited Consolidated Financial Statements as of March 31, 2017 and for the Three Months ended March 31, 2017 and 2016.
99.2*	Unaudited Pro Forma Condensed Combined Financial Statements of Uniti Group Inc. as of and for the three months ended March 31, 2017 and for the Year ended December 31, 2016.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 3, 2017

Uniti Group Inc.

By:	/s/ Daniel L. Heard
Name: Daniel L. Heard
Title: Executive Vice President — General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Title
2.1*	Amended and Restated Agreement of Limited Partnership of Uniti Group LP, dated July 3, 2017, by and between Uniti and Uniti Group LP LLC.

5.1*	Opinion of Kutak Rock LLP.

23.1*	Consent of Kutak Rock LLP (included in Exhibit 5.1).

99.1*	Southern Light, LLC Unaudited Consolidated Financial Statements as of March 31, 2017 and for the Three Months ended March 31, 2017 and 2016.

99.2*	Unaudited Pro Forma Condensed Combined Financial Statements of Uniti Group Inc. as of and for the three months ended March 31, 2017 and for the Year ended December 31, 2016.

*	Filed herewith.